                                                                    Exhibit 10.2

                  SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT

     This SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT is entered into as of the date set forth on the signature page between AMERICAN ACADEMY OF ORTHOPAEDIC SURGEONS, an educational organization having its principal place of business at 6300 N. River Road, Rosemont, Illinois 60018 ("AAOS"), individually and on behalf of its Task Force on Data Management (hereinafter "MODEMS Task Force"), and Summit Medical, having its principal place of business at 10900 Red Circle Drive, Minnetonka, MN 55343 ("Developer").

     WHEREAS, AAOS formed the MODEMS Task Force, comprised of representatives of the AMERICAN ACADEMY OF ORTHOPAEDIC SURGEONS (AAOS), the COUNCIL OF MUSCULOSKELETAL SPECIALTY SOCIETIES (COMSS) of the AAOS, and the COUNCIL OF SPINE SOCIETIES (COSS), for the purposes of the development of the MODEMS (Musculoskeletal Outcomes Data Evaluation and Management System) system and questionnaires; and

     WHEREAS, AAOS, on behalf of the MODEMS Task Force, owns or is the joint owner of copyright rights in certain Patient Outcomes Questionnaires identified in Schedule A attached hereto ("the Questionnaires"); and

     WHEREAS, AAOS owns all rights, interest, and goodwill in the name and collective service mark AMERICAN ACADEMY OF ORTHOPAEDIC SURGEONS and owns the exclusive rights in the collective service marks identified in Schedule B attached hereto, including MODEMS for the uses identified therein ("the Marks"); and

     WHEREAS, AAOS desires to have Developer develop, market, and support a computer software program which will enable orthopaedic surgeons and other practitioners to gather patient outcomes information and submit the information to the MODEMS Outcomes Study Database as provided herein ("the Software"); and

     WHEREAS, Developer desires to develop the Software;

     NOW, THEREFORE, AAOS and Developer agree as follows:

COPYRIGHT AND TRADEMARK LICENSE
-------------------------------

     1. AAOS, on behalf of the MODEMS Task Force, hereby grants Developer a non-exclusive license (1) to utilize the Questionnaires and the contents thereof for use in the Software, and to prepare derivative works therefrom, and (2) to develop and sell Software that allows end-users to collect and submit patient outcomes data to the MODEMS database developed and owned by AAOS, provided that:

          a. Developer satisfies the Certification Requirements set forth in Schedule C below and pays the administrative and/or license fees as required by paragraphs 23, 24, and 25.

          b. Developer advises AAOS on a biweekly basis of the progress of its design and development activities.

          c. Developer shall not use the Questionnaires or any part thereof in connection with the development of any computer software program other than the program authorized herein, and shall not use the Questionnaires or any part thereof in connection with the development of any database software or system for any other organization or entity without the express written consent of AAOS. Provided, however, that nothing in this Agreement shall prohibit and Developer is free to develop its own outcomes questionnaires or database independently; provided that it may not contain or be based upon the MODEMS questionnaires or database, and Developer obtains separate permission to use any third party questionnaires or structure.

          d. Developer shall not copy or provide copies of the Questionnaires or any data resulting from the use of the Software to any third party without the express written permission of AAOS. Provided, however, that

               i. This limitation does not apply to individual questions and portions of the Questionnaires which Developer has separate permission to use unless data for these individual questions was collected via MODEMS questionnaires; and

               ii. Developer may distribute copies of the Questionnaires which it obtains from AAOS to prospective customers for their evaluation as part of Developer's marketing efforts.

     Further provided, however, that Developer may not continue to use any portions of the Questionnaire owned by AAOS without the written permission of AAOS or pursuant to a subsequent agreement.

          e. Developer shall be permitted to offer, sell, or distribute the Software only to end-users who are members of the AAOS or members of a society belonging to COMSS or COSS.

          f. Developer shall not make its program source code for the Software available to any party other than AAOS for review, copying, or dissemination without the prior written approval of the MODEMS Task Force.

                             SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 2
                             ---------------------------------------------------

          g. Developer agrees to and does hereby assign to the AAOS all copyright in that portion of computer code in the Software which contains or embodies the Questionnaires.

     2. Developer agrees that all proprietary rights in the Questionnaires, including but not limited to all copyright rights, are and shall remain in the AAOS.

     3. Developer agrees that it shall not make any changes in the structure, text, or contents of the Questionnaires without the prior written consent of the AAOS. In the event that the AAOS consents to and Developer makes any such changes or revisions, Developer agrees to and hereby assigns any and all rights in such modifications and in any derivative works it may create therefrom, including all computer code, to AAOS, including but not limited to all copyright rights.

     4. Notwithstanding the provisions of paragraph 3, AAOS agrees that all copyright rights in the Software shall remain the sole property of Developer except as provided in this Agreement. Furthermore, AAOS acknowledges that its copyright in the Questionnaires extends only over the original text of questions it and its joint authors have developed and the selection, organization, and revised wording of the Questionnaires, but not over pre-existing sections apart from the Questionnaires which were created by third parties, and that Developer may obtain independently the right to use these pre-existing sections from the copyright owners.

     5. AAOS will only provide Developers with this license to use the Questionnaires, to develop and sell software which enables end-users to contribute to the MODEMS database, and to use the Marks if they meet the Certification requirements set forth in Schedule C attached hereto and pay the administrative fee and license fee set forth in paragraphs 23 and 24. However, after January 1, 1997, AAOS may license other software developers to use the Questionnaires to develop software for intra-office use without obtaining Certification, provided that such software may not enable end-users to contribute to the MODEM database and such licensees may not use the Marks in connection with their goods.

     6. AAOS hereby grants Developer a non-exclusive right to use the Marks in connection with the offering and sale of the Software. Provided, however, that Developer must include on any of its packaging, advertising, and Software in which AAOS or the MODEMS questionnaires are referred to documentation the following statement:

     VISTA [Software product name] has been certified by the MODEMS Task Force of the American Academy of Orthopaedic Surgeons as acceptable for obtaining and submitting MODEMS(TM) patient outcomes information as part of the MODEMS Program. However, the licensing and use of this Software


                             SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 3
                             ---------------------------------------------------
     does not automatically qualify practitioners for participation in this Program. Practitioners may only participate in or subscribe to the information generated by the MODEMS(TM) database by contacting the MODEMS Task Force directly. Eligibility for participation will be subject to the requirements of the MODEMS Task Force.

     The MODEMS Task Force warrants only that Certified Software will permit practitioners to enter and transmit outcomes questionnaire information to the MODEMS(TM) database. The MODEMS Task Force specifically disclaims any other warranty of any kind as to said software, including but not limited to any warranty as to the fitness of said software for any other purpose, quality, or accuracy of said software.

     7. AAOS will provide the Developer with a copy of the AAOS membership mailing list for the purpose of marketing the Software, provided that the Developer may not use the mailing list for any other purpose or for sending any information, advertising, or proposals other than those dealing with the offering or sale of the Software. Breach of this limitation shall be considered a material breach of this agreement and shall result in the automatic termination of this License Agreement.

DEVELOPMENT OF PRACTITIONER SOFTWARE
------------------------------------

     8.   Software to be Developed.  In accordance with this Agreement,
          ------------------------
Developer shall use commercially reasonable efforts to design and develop the Software, or enhance Developer's existing software to function in accordance with the specifications, descriptions, and requirements set forth in Schedule E and G attached hereto, and to modify the Software as required by Paragraph 18. AAOS shall provide Developer with copies of the scoring algorithms required for development of the Software upon receipt by AAOS of the $10,000 administrative fee set forth in paragraph 23.

     9.   User's Manual.  Developer will prepare a User's Manual for use by end-
          -------------
users and AAOS personnel in operating the Software.

     10.  Completion Date of the Software.  The Software shall be designed,
          -------------------------------
developed, and delivered to AAOS for certification review within thirty (30) days of the execution of this Agreement for review and approval.

CERTIFICATION PROCESS
---------------------

     11.  AAOS Certification Required.  The License set forth herein will only
          ---------------------------
be effective after Developer has obtained certification of the Software from the
             -----
AAOS.


                             SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 4
                             ---------------------------------------------------

     12.  Submission of Materials for Certification.  Developer must submit the
          -----------------------------------------
following materials for review by the AAOS:

          a. Developer shall submit to AAOS two (2) copies of the Software in a machine readable format along with one (1) copy of the User Manual for review. These materials must either be accompanied by, or Developer must have previously submitted to the AAOS a check in the amount set forth in subsection b below.

          b. Developer must pay to AAOS a non-refundable administrative fee of $10,000, as set forth in paragraph 23, upon execution of this Agreement.

          c. Developer must identify a particular representative, officer, or employee as liaison whom the AAOS may contact with any questions concerning the Software or Certification process.

     13.  Requirements For Certification.  In order for the Software to be
          ------------------------------
granted Certification by AAOS, it must meet the Certification Requirements set forth in Schedule C attached hereto.

     14.  Certification Procedures.  AAOS shall cooperate with Developer in
          ------------------------
reviewing the use and testing the Software to ensure that the Software operates, meets, or continues to meet the Certification Requirements set forth in Schedule C and the specifications and requirements set forth in Schedule E. For this purpose, AAOS will identify a person who will serve as liaison between AAOS and Developer. AAOS will approve the Software or provide Developer with a written statement setting forth any required changes, modifications, or additions. Such required changes will be limited to ensure that the Software complies with the functions set forth in Schedule E and herein, and will expressly not include any new functions or functionality.

     15.  Effect of Certification.  Upon certification of the Software by the
          -----------------------
AAOS, the certification requirement of this License Agreement shall be considered fully satisfied and the license contained herein fully granted, provided the other terms, including the payment of the license fee, are satisfied. In addition, upon certification of the Software and consistent with any requirements that may be promulgated from time to time by the AAOS, AAOS shall permit Developer to use the MODEMS trademark and the MODEMS certified vender service mark during such period as the Software shall remain certified by the AAOS. Further, Developer may not announce, offer, market, or sell the Software before receiving certification from AAOS, or, as modified by Paragraph 17, after it receives notice that the Software is no longer certified by the AAOS. Provided further that AAOS expressly disclaims any and all responsibility for the development, marketing, sale, or use of


                             SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 5
                             ---------------------------------------------------
the Software except that AAOS has certified that the Software as reviewed by AAOS may be used to collect and submit data to the MODEMS database.

     16.  Effect of Premature Marketing.  In the event Developer announces,
          -----------------------------
offers, markets, or sells the Software before receiving certification from AAOS, Developer shall be required to pay to AAOS a penalty of $2,000, payable immediately to AAOS, regardless of whether or not Developer receives certification.

     17.  Effect of Non-Certification.  In the event Developer or the Software
          ---------------------------
fails to satisfy the requirements for certification or is otherwise refused certification, Developer may not offer or sell any Software which includes a code developed using the Questionnaires. Provided, however, that in such case Developer may enter into a separate agreement with AAOS for the offering and sale of Software which permits use of the Questionnaires to compile a local, individual practice outcomes study database for which Developer will be required to pay to AAOS an annual fee and royalties.

POST-DEVELOPMENT RESPONSIBILITIES AND RIGHTS
--------------------------------------------

     18.  Modifications To Questionnaires, Specifications and Software: AAOS
          ------------------------------------------------------------------
Ongoing Right to Assess Quality.  In the event AAOS makes any changes in the
-------------------------------
questionnaires or the database or Software specifications, it will advise the Developer of such changes. These changes shall be incorporated by Developer in all copies of the Software licensed by Developer after the modifications to the Software are approved pursuant to an additional certification review pursuant to paragraph 14 above. Developer shall advise AAOS of the completion of said modifications and their incorporation in the Software within thirty (30) days after its receipt of notice of the modifications. AAOS expressly maintains its on-going right to assess the quality of all services and Software Developer is providing to end-users.

     19.  Failure To Make Modifications.  If Developer fails to incorporate
          -----------------------------
changes in the Questionnaires in the Software, fails to make changes required to meet modified specifications, or fails to advise AAOS of the completion of said modifications within a reasonable time, AAOS may terminate this license upon ten
(10) days written notice.

     20.  Ownership.  All title to and all rights and interest in the Software
          ---------
and User's Manual, all versions thereof, any copies thereof, and any modifications, customizations, revisions, or upgrades thereto are and shall remain the sole property of Developer, except that all rights in the Questionnaires, including any modifications or revisions thereto, and in all code embodying said Questionnaires are and shall remain the sole property of AAOS. The parties agree that all modifications and customization made to the Software constitute derivative works (as defined by Section 101 of the U.S. Copyright Act), all rights in which shall also be


                             SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 6
                             ---------------------------------------------------
owned by the owner of the copyright in the Software or Questionnaires, respectively.

     21.  Registration and Protection of Rights.  AAOS agrees to provide
          -------------------------------------
Developer with assistance and documents necessary to enable Developer to perfect and protect its rights in the Software, the User's Manual, and any derivative works, including registration of copyright therein and any trademark used for the Software. AAOS and Developer shall each pay its own expenses in connection with these activities.

     22.  Registration and Protection of Rights.  Developer agrees to provide
          -------------------------------------
AAOS with assistance and documents necessary to enable AAOS to perfect and protect its rights in the Questionnaires and the computer code incorporating the Questionnaires, and any derivative works, including registration of copyright therein. AAOS and Developer shall each pay its own expenses in connection with these activities.

     23.  Administrative Fee.  Developer shall pay to AAOS a nonrefundable
          ------------------
administrative fee of $10,000 immediately upon signing this Agreement. The administrative fee will be used for reviewing vendor's software, manuals, documentation, etc., pursuant to Schedule C. Changes to MODEMS(TM) requiring software review will also require payment of an additional administrative fee of $10,000. AAOS will advise Developer of any required changes which require an additional administrative fee and the procedure and timing for obtaining additional certification.

     24.  License Fee.  Upon certification of the Software by AAOS, Developer
          -----------
shall pay to AAOS the license fee set forth in Schedule F attached hereto.

     25.  License Fee for Renewal Years.  In the event Developer renews this
          -----------------------------
License in future years pursuant to paragraph 51 below, Developer shall pay to AAOS a license fee royalty in an amount to be determined of all moneys received by Developer for sales and licensing of the Software, and a percentage to be determined of all moneys received by Developer for service and/or maintenance fees for the Software. Said royalties shall be payable quarterly within ten
(10) working days of the close of each quarter, said payment to be accompanied by copies of Developer's fee schedule and an accounting of all moneys received by Developer for the Software and any service and/or maintenance fees related thereto.

SOFTWARE LICENSE
----------------

     26.  Software License.  Developer hereby grants to AAOS, and the AAOS
          ----------------
accepts, subject to the terms and conditions of this Agreement, a non-exclusive, non-transferable license to use and make a sufficient number of copies of the


                             SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 7
                             ---------------------------------------------------

Software to enable AAOS to test and review the Software for certification and to retain one full copy for archival purposes.

     27.  Personal to AAOS.  The License granted hereunder is personal to the
          ----------------
AAOS, including its successors in interest. AAOS may not under any circumstances assign this License, make any copies of or offer the software or any portion thereof for sublicense, sale, lease or use by another person or company; or sell, give, disclose, lend, or otherwise distribute the Software in any form, to any other person or company. Provided, AAOS may assign its rights in and obligations under this License to its successor in interest.

SOFTWARE MAINTENANCE, SUPPORT, AND UPGRADES
-------------------------------------------

     28.  Software Maintenance.  Developer will use commercially reasonable
          --------------------
efforts to correct errors in the Software within a reasonable time after being notified of the existence thereof by facsimile or certified letter. All error corrections are to be considered part of the Software, are subject to all terms, covenants, and conditions of this Agreement and the applicable end-user license agreement. Ownership of such error corrections shall be determined in accordance with paragraph 4 above.

     29.  Software Support.  Developer will provide to AAOS and end-users of the
          ----------------
Software support via telephone or facsimile transmission during normal business hours (i.e., 9:00 am. to 5:00 p.m. CST/CDT) to identify sources of problems, to help solve problems, or to assist the MODEMS Task Force and end-users to obtain help to solve problems with the Software at the following numbers:

          (a)  Telephone support:

          (b)  Facsimile support:

     30.  Software Upgrades.  Developer will promptly notify AAOS of any changes
          -----------------
or updates to the Software made by Developer, and will provide AAOS with a copy of the modified Software and information concerning the nature of these changes. Developer shall also place the modified Software into Escrow pursuant to paragraph 32.

     31.  Training and Consulting.  Developer will provide training in the use
          -----------------------
of the Software and each version thereof to AAOS and end-users by means of instructions and/or tutorial lessons contained in the User's Manual or in a tutorial computer program provided therewith. AAOS will provide Developer with a videotape and training material which must be included in Developer's training materials to be provided to end-users.


                             SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 8
                             ---------------------------------------------------

     32.  Escrow Agreement.  Developer agrees to take the following steps:
          ----------------

          (a) Within thirty (30) days of the execution of the Software Development and License Agreement by AAOS, Developer shall enter into an Escrow Agreement with and place one copy of the machine operable program source code, a print-out of the complete source code, and, to the extent available, programmer's notes ("the code and documentation") for the Software in the keeping of an independent third party to be agreed upon by both parties hereto to be held pursuant to an Escrow Agreement.

          (b) In the event any changes are made in the Software, Developer shall provide updated or revised copies to Escrow.

          (c) Developer grants to AAOS a contingent license to use the code and documentation for the purpose of maintaining the Software for AAOS's internal use and archival purposes. This contingent license shall be free of any royalties, but shall become effective only if Developer, either during the term of the Software Development and License Agreement or during the term of any Maintenance Agreement that may exist between Developer and AAOS 1) becomes bankrupt; 2) ceases doing business, unless Developer sells or assigns its continues to do business under another name, as a subsidiary or division of another company, or under another form, in which case the contingent license shall not be effective; 3) is sold to a third-party who does not support the software; 4) refuses to support the Software for a period of sixty (60) days following notice from AAOS; or 5) AAOS denies the Developer re-certification. In the event of the occurrence of any of the foregoing events, the Escrow Agent will be directed to deliver said code and documentation to AAOS.

          (d) Developer's obligation of depositing new or revised source code and documentation in escrow shall terminate only if AAOS no longer has a license to use the Software. Provided, however, Developer shall maintain an escrow agreement for the Software for the period of ten years. In the event the escrow terminates, Developer shall regain sole possession of the source code.

ADVERTISING AND SOFTWARE PACKAGING
----------------------------------

     33. Developer shall provide as part of the documentation provided with each copy of the Software a copy of any MODEMS database participation and subscription information and enrollment forms developed by AAOS.

     34. Developer shall require end-users of the Software to register their copies of the Software with Developer, and shall provide cards or forms for this


                             SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 9
                             ---------------------------------------------------
purpose with the Software. Developer shall maintain a list of registered end-users of Software, including the name and address of each registered end-user and the date on which each end-user participated in training, and shall provide AAOS with a printed list of all registered end-users including all the aforesaid information within sixty (60) days of each calendar quarter. Developer shall permit AAOS to review its books and records relating to the Software upon reasonable notice at a time and place to be agreed by the parties. AAOS shall also permit the Developer to review its list of MODEMS participants upon reasonable notice.

     35. Developer shall provide to AAOS prior to publication or distribution all advertising, promotion, and packaging materials for the Software which contain or refer to AAOS or any of its trademarks or service marks, or refer to the MODEMS Questionnaires or Database for review, and shall not publish or distribute said materials without the prior written approval of AAOS. AAOS shall review these materials solely to ensure that all use of copyright and trademark notices, trademarks, and other proprietary materials comply with the provisions of this Agreement. AAOS shall notify Developer of its approval of the materials or of any matters which require revision, correction, or modification within ten (10) working days after receipt of the materials for review.

MISCELLANEOUS PROVISIONS
------------------------

     36.  Confidential Information.  Developer acknowledges that the
          ------------------------
Questionnaires and any modifications thereof may contain proprietary trade secrets which are the property of AAOS ("Confidential Information").

     37.  Confidential Information.  AAOS acknowledges that in the course of
          ------------------------
working with Developer, Developer may need to reveal to it proprietary information or trade secrets relating to the Software which is the property of Developer. ("Confidential Information").

     38.  Agreement to Maintain Confidentiality.  Developer and AAOS agree to
          -------------------------------------
use reasonable efforts to maintain the confidential nature of the Confidential Information identified as such in writing by the party making the information available, and not to disclose it to any third parties unless such Confidential
Information:

          (a) was already known by the receiving party at the time it was received;

          (b) is or becomes part of the public domain through a source other than the receiving party;


                            SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 10
                            ----------------------------------------------------

          (c) is made known to the receiving party by a third person who does not impose any obligation of confidence on the receiving party with respect to such information;

          (d) is approved for disclosure by prior written consent of the disclosing party;

          (e) is required to be disclosed pursuant to governmental authority, law, regulation, duly authorized subpoena, or court order, whereupon the receiving party shall provide notice to the disclosing prior to such disclosure; or

          (f) is independently developed by the receiving party without reference to the disclosing party's Confidential Information.

Provided, the aforesaid third parties shall not include partners, employees, advisors, or agents of the receiving party who require and are hereby permitted access to the Confidential Information as contemplated under this Agreement. Further provided, however, that this Agreement supersedes any other Confidentiality agreement.

     39.  Limitations on Use of Confidential Information.  Except as may be
          ----------------------------------------------
otherwise permitted by this Agreement, the receiving party shall not copy, duplicate, distribute, or otherwise reproduce or convey to others any of the other party's Confidential Information, nor attempt to do any of the foregoing, without the prior written consent of the disclosing party.

     40.  Limitations on Use of Questionnaires.  Except as may be otherwise
          ------------------------------------
permitted by this Agreement, Developer shall not copy, duplicate, distribute, or otherwise reproduce any part of the Questionnaires or any versions thereof without the prior written consent of AAOS.

     41.  Proprietary Rights Notices.  Developer shall include in the Software,
          --------------------------
User's manual, and any documentation the following notices and such proprietary rights notices, including copyright or trademark notices, as AAOS may reasonably require it to include from time to time:

     MODEMS Outcomes Questions(C) 1996 AMERICAN ACADEMY OF ORTHOPAEDIC SURGEONS, COUNCIL OF MUSCULOSKELETAL SPECIALTY SOCIETIES, COUNCIL OF SPINE SOCIETIES, and [other participating organizations identified in Schedule D attached hereto as co-authors of the particular questionnaire]. All Rights Reserved.

                            SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 11
                            ----------------------------------------------------

     The name and mark AMERICAN ACADEMY OF ORTHOPAEDIC SURGEONS is the collective service mark for this organization, and the marks MODEMS and MUSCULOSKELETAL OUTCOMES DATA EVALUATION AND MANAGEMENT SYSTEM are the trademarks of and are used with the consent of the Academy. Use of these marks does not indicate any endorsement of this software product.

     42.  Trademarks.  Developer acknowledges and agrees that AAOS and the
          ----------
MODEMS Task Force are the sole owners of their respective trademarks.

     43.  Third Party Infringement of Proprietary Rights.  Developer shall
          ----------------------------------------------
promptly notify AAOS of any unauthorized copying, use, or possession of the Software or any portion thereof by others that it becomes aware of, and Developer shall promptly notify AAOS upon learning of any potential infringement by any third party of any of AAOS's trademarks, copyrights, or other exclusionary rights of AAOS in the questionnaires. Each party's obligation under this paragraph shall survive termination of this Agreement.

     44.  Litigation.  AAOS shall be in charge of any litigation against or by
          ----------
and settlement with any third party infringers of AAOS's intellectual property rights, including copyright, trademark, trade secret, or patent rights, in the questionnaires or trademarks. Similarly, Developer shall be in charge of any litigation against or by and settlement with any third party infringers of Developer's rights in its Software, including copyright, trademark, trade secret, or patent rights.

     45.  Agreement to Cooperate in Litigation.  The parties hereto shall
          ------------------------------------
reasonably cooperate with each other as requested in connection with any action taken by either party against any such infringer or potential infringer of AAOS's or Developer's rights, or in defense of any action against AAOS or Developer related to the Questionnaires or Software covered by this Agreement, provided:

          (a) Such reasonable cooperation shall include without limitation providing personnel to appear as witnesses at depositions or in court, furnishing documents and information, and executing all necessary documents.

          (b) The cost of any litigation or other action against potential infringers shall be borne entirely by the party asserting its rights. That party shall reimburse the other within thirty days after request from the other party for any travel expenses, photocopying expenses, and attorneys fees incurred by it at the litigating party's request in connection with any such infringement action.

                            SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 12
                            ----------------------------------------------------

     46.  AAOS Warranty.  AAOS represents and warrants that it is the creator or
          -------------
joint author of the Questionnaires and all versions thereof, jointly owns copyright therein, and has the right to grant the license granted herein.

     47.  Developer Warranty.  Developer represents and warrants that it is the
          ------------------
creator of the Software and all versions thereof, owns copyright therein, and has the right to grant the license granted herein. Developer further warrants that for the period of one (1) year after purchase of the Software by any end-user, that the Software will be free from material errors, if properly used. Developer does not warrant that the Software will be bug free. During the warranty period:

          (a) Any material error discovered by Developer or reported by AAOS or any end-user will be corrected by Developer and released to end-users within a reasonable time.

          (b) Developer's sole and exclusive liability, and AAOS's sole and exclusive remedy under this limited warranty shall be for Developer to provide an updated copy of the Software correcting the error.

          (c) Developer will provide support to the software user in accordance with the User's Manual.

     48.  Disclaimer of Warranties.  OTHER THAN THE LIMITED WARRANTY SET FORTH
          ------------------------
IN PARAGRAPH 46, AAOS MAKES NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF FITNESS FOR PARTICULAR PURPOSE OR OF MERCHANTABILITY, OR OF RESULTS OBTAINED FROM DEVELOPER'S USE OF THE QUESTIONNAIRES, NOR SHALL AAOS BE LIABLE TO DEVELOPER FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, SUCH AS LOSS OF PROFITS OR INABILITY TO USE THE SOFTWARE.

     49.  Indemnification.
          ---------------

          (a) AAOS agrees to indemnify, defend, and hold Developer harmless from and against any third party claims against Developer arising out of AAOS's alleged negligent acts or omissions or wrongful misconduct or claims of copyright or trademark infringement arising out of AAOS's performance of services or use of the Questionnaires, including any and all costs, expenses, damages, and reasonable attorneys' fees; Provided that prompt notice of any such claims must be given to AAOS by Developer, that Developer must cooperate in the defense of any such claim, and that the right to defend or settle such claims is assigned by Developer to AAOS.

                            SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 13
                            ----------------------------------------------------

          (b) Developer agrees to indemnify, defend, and hold the AAOS harmless from and against any third party claims against AAOS arising out of Developer's alleged negligent acts or omissions or wrongful misconduct or claims of copyright or trademark infringement arising out of Developer's performance of services or use of the Software, including any and all costs, expenses, damages, and reasonable attorney's fees; Provided that prompt notice of any such claims must be given to Developer by AAOS, that AAOS must cooperate in the defense of any such claim, and that the right to defend or settle such claims is assigned by AAOS to Developer.

          (c) Developer agrees to indemnify, defend, and hold harmless the AAOS against any third party claims or threats of claims against it or Developer arising from the alleged infringement by any modifications to the Software prepared by AAOS or prepared for Developer by another software consultant or developer other than AAOS pursuant to this Agreement of any United States copyright, patent, or trademark, trade secret, or other proprietary rights of that third party, including any and all costs, expenses, damages, and reasonable attorneys fees; provided that prompt notice of any such claims must be given to Developer by AAOS, that AAOS must cooperate in the defense of any such claim, and that the right to defend or settle such claims must be assigned by AAOS to Developer.

          (d) Pursuant to this Agreement, neither Developer nor AAOS is required to indemnify for acts or omissions of the other or of a third party except those hired or retained by the other pursuant to this Agreement.

     50.  Limitation on Liability.  AAOS AND DEVELOPER HEREBY ACKNOWLEDGE AND
          -----------------------
AGREE THAT, EXCEPT AS SET FORTH ABOVE, THEIR TOTAL AGGREGATE LIABILITY TO EACH OTHER FOR ANY COST, LOSS, DAMAGE, OR OTHER POTENTIAL OR ACTUAL EXPENSE WHICH IS IN ANY WAY RELATED TO THE EXECUTION, PERFORMANCE, OR SUBJECT MATTER OF THIS AGREEMENT SHALL NOT EXCEED THE AMOUNT OF THE LICENSE FEE PAID BY DEVELOPER TO AAOS HEREUNDER, REGARDLESS OF THE FORM OF THE ACTION EMPLOYED.

     51.  Initial Term: Succeeding Terms.  This Agreement and the license
          ------------------------------
granted herein to Developer by AAOS will be effective as of the last date of signing hereof and will continue until April 30, 1997; provided, however, that at the end of this period this License may be renewed for a one-year period pursuant to the following paragraph.

     52.  Renewal of License.  At the end of the initial term, if no changes
          ------------------
have been made by the AAOS in its policies or questionnaires, this Agreement shall be renewed for one (1) additional one-year term. At the end of this one year term if no

                            SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 14
                            ----------------------------------------------------
changes have been made by AAOS, this Agreement shall be renewed for an additional one-year term. This agreement may be so renewed a total of nine (9) times.

     53.  Recertification Of Vendors.  The Software shall be reviewed by AAOS on
          --------------------------
an annual basis to determine if it continues to meet the certification requirements and the other requirements contained in this Agreement. In the event AAOS makes any changes in the software requirements or the content or structure of the Questionnaires, or adds any new questionnaires during the term of this License, the Developer must revise its Software and submit it to the same Certification process as required in paragraphs 11 through 17, and pay the administrative fee required in paragraph 23 above.

     54.  Termination of License.  This License may be renewed for up to ten
          ----------------------
(10) times after which time it will automatically terminate and a new License Agreement must be entered into. This License may also be terminated by AAOS at the end of any period if the Developer fails to make the changes required by paragraphs 18 and 19 above or fails to make any license fee payment required by paragraphs 24 and 25. In addition, AAOS will have the right to immediately terminate this Agreement by delivering written notice thereof to Developer at any time after the occurrence of any of the following events of default:

          (a) the failure of Developer to perform or observe any of its obligations under this Agreement or under any ancillary agreement between the parties hereto relating to the subject matter hereof, if such failure shall continue for ten (10) days after written notice thereof;

          (b) the filing of a voluntary petition in bankruptcy by Developer; the institution of any bankruptcy, reorganization or insolvency proceeding against Developer, Developer's execution of an assignment for the benefit of creditors; Developer's admission in writing of its inability to pay its debts as they mature; or the appointment of a trustee or receiver for a substantial part of Developer's property; or

          (c) the liquidation or dissolution of AAOS; the discontinuation of the business conducted by AAOS relating to the subject matter of this license.

     55.  Termination of Agreement by Developer.  Developer may also terminate
          -------------------------------------
this Agreement on thirty (30) days written notice in the event AAOS breaches any term of this Agreement or fails to perform any of its duties under this Agreement; provided, however, that upon receipt of notice from Developer, AAOS shall have the right to cure any such breach or failure or breach within fourteen (14) days of receipt of Developer's written notice and, if AAOS does so the Agreement shall continue in full force and effect.

                            SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 15
                            ----------------------------------------------------

     56.  Actions Upon Termination.  Upon expiration or termination of this
          ------------------------
Agreement, the licenses granted herein will automatically terminate, and all materials delivered by AAOS, or generated by AAOS in connection with the Questionnaires will be returned to AAOS, or destroyed by Developer if so directed by the AAOS; and all Software, materials, and copies thereof developed and/or supplied by Developer shall be returned to Developer if so directed by Developer, provided, however, that AAOS may retain one copy each of the Software and any documentation therefor in its archives. Developer shall also assign all rights in the Software and all responsibilities under this Agreement to another approved Developer of a certified Software program.

     57.  Entire Agreement.  This Agreement, including all the Schedules
          ----------------
attached hereto, contains the entire agreement between the parties relating to the subject matter hereof and all prior proposals, discussions, and writings by and between the parties relating to the subject matter hereof are superseded hereby.

     58.  Non-Waiver of Provisions.  None of the terms of this Agreement shall
          ------------------------
be deemed to be waived or amended by either party unless such waiver or amendment is in writing signed by both parties and recites specifically that it is a waiver of or amendment to the terms of this Agreement.

     59.  Non-Waiver of Provisions.  The failure of Developer or AAOS in any one
          ------------------------
or more instances to insist upon strict performance of any of the terms or provisions of this Agreement shall not be construed as a waiver or relinquishment, to any extent, of Developer's or AAOS's right to assert or rely upon any such terms or provisions on any future occasion.

     60.  Severability.  In the event that a court of competent jurisdiction
          ------------
holds that any particular provision or requirement of this Agreement is invalid or in violation of any applicable law, each such provision or requirement shall be enforced only to the extent it is not in violation of such law or is not otherwise unenforceable, and all other provisions and requirements of this Agreement shall remain in full force and effect.

     61.  Survival.  The termination of this Agreement shall not terminate any
          --------
obligation or liability accrued at the time of such termination, nor shall it terminate the covenants and obligations of confidentiality, ownership, warranties, indemnification, or limitations of liability contained herein.

     62.  Relationship of the Parties.  The Parties are independent contractors,
          ---------------------------
and no partnership or joint venture is intended to be created by this Agreement, nor any principal-agent or employer-employee relationship. Neither party shall have control over the manner, method, or means of performance of the other party under this Agreement except as provided herein.

                            SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 16
                            ----------------------------------------------------

     63.  No Assignment.  Neither this Agreement nor any rights or obligations
          -------------
contained herein may be assigned or otherwise transferred without the prior written consent of both parties; provided, however, that either party may assign this agreement without obtaining the other party's consent along with all of its rights and obligations to an affiliate or in the event of a merger or acquisition or sale of substantially all of the party's assets to which this Agreement relates. Any assignee or transferee so permitted shall be required to sign this Agreement and to accept the rights and obligations hereof before any such assignment or transfer shall be valid.

     64.  Survival.  This Agreement shall be binding upon and shall inure to the
          --------
benefit of the Parties and their successors and assigns permitted by this Agreement.

     65.  Choice of Law.  This agreement shall be governed, construed, and
          -------------
enforced in accordance with the laws of the State of Illinois and, to the extent applicable, the copyright and trademark laws of the United States of America.

     66.  Notice.  Any notice required by this Agreement shall be directed to
          ------
the respective parties by delivery of said notice to the parties at the following addresses:

     Developer
     ---------

     Summit Medical Systems, Inc.
     10900 Red Circle Drive
     Minnetonka, MN  55343

     Attention: Dave Teckman

                            SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 17
                            ----------------------------------------------------

     AAOS
     ----

     AMERICAN ACADEMY OF ORTHOPAEDIC SURGEONS
     6300 N. River Road
     Rosemont, Illinois 60018

     Attention: Lawrence E. Rosenthal, Ph.D.


     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the 31st day of March, 1996.


AMERICAN ACADEMY
OF ORTHOPAEDIC SURGEONS             Summit Medical Systems, Inc.
                                         Developer


By: /s/William W. Tipton            By: /s/David R. Teckman
   -----------------------------       -----------------------------
   Name: William W. Tipton M.D.        Name: David R. Teckman
   Title: Executive Vice President     Title: Vice President

Dated:  March 17, 1997              Dated:  March 31, 1997
      --------------------------          --------------------------

                            SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT - PAGE 18
                            ----------------------------------------------------

                                   AMENDMENT

     This Agreement amends the Agreement entered into on   3/31/97    by and
                                                         ------------
between the American Academy of Orthopaedic Surgeons, an educational organization having its principal place of business at 6300 N. River road, Rosemont, IL 60018 ("AAOS"), individually and on behalf of its Task Force on Data Management, and Summit Medical Systems, Inc., a Minnesota corporation with its principal place of business at 10900 Red Circle Drive, Suite 100, Minnetonka, MN 55343 ("Developer").

     In consideration of the following mutual covenants and conditions, the Parties agree as follows:

     1. Paragraph l.c of the Article entitled COPYRIGHT AND TRADEMARK LICENSE (page 2) shall be eliminated and shall be replaced by the following language:

     c. Except as otherwise provided in this Agreement, Developer shall not use the Questionnaires or any part thereof in connection with the development of any computer software program other than the program authorized herein, and shall not use the Questionnaires or any part thereof in connection with the development of any database software or system for any organization or entity without the express written consent of AAOS.

     Notwithstanding the foregoing, AAOS and Developer acknowledge that Developer is developing, marketing and maintaining its own database of orthopaedic outcomes data, and that Developer's questionnaires have certain data elements in common with the MODEMS(TM) questionnaire, which specifically shall include the Current Health Assessment, SF 36 and SF 12, the Arthritis Modules and Physician and Patient Identifiers. Furthermore, the parties may from time to time jointly designate in writing additional common data elements that may be used in both the MODEMS(TM) and the Developer's questionnaires. AAOS hereby agrees that Developer shall have the right to use such designated common data elements in the Developer's own questionnaires and to harvest and aggregate data from such elements into Developer's databases. The parties acknowledge and agree that Developer's orthopaedic outcomes database may include such common data elements but shall not otherwise be identical to the MODEMS(TM) database.

     Nothing in this Agreement shall prohibit Developer from developing its own orthopaedic outcomes questionnaires or databases.

     Developer agrees to disclose in writing in its agreements with subscribers which data elements will be provided to AAOS alone, Developer alone, or to both AAOS and Developer. The Developer shall provide AAOS with a copy of the executed agreement between the Developer and subscriber.

     2. The following paragraph shall be added after Paragraph 32 of the Article entitled SOFTWARE MAINTENANCE, SUPPORT AND UPGRADES and before Paragraph 33 of the Article entitled ADVERTISING AND SOFTWARE PACKAGING (page 9) and shall be considered a part of the latter Article:

     32b. Prospect List: New Prospect: Upgrades.  AAOS shall provide Developer
     ---- -------------- ------------- --------
     with a list of prospects who are candidates to become subscribers in the MODEMS(TM) program. Developer shall include MODEMS(TM) in all Developer orthopaedic outcomes packages distributed to new customers or to any customers seeking software upgrades. If Developer has entered into agreements with any of the Developer's end-users who do not wish to have their software upgraded, Developer shall encourage but shall not require such end-users to become subscribers in the MODEMS(TM) program.

     In agreement hereto, the parties below have executed this Amendment upon the dates appearing below their signatures.


American Academy of Orthopaedic          Summit Medical Systems, Inc.
          Surgeons


By /s/William W. Tipton                  By  /s/David R. Teckman
  ----------------------------              ---------------------------------

     William W. Tipton, Jr., MD
     Executive Vice President

Date      3/17/97                     Date  3/31/97
    --------------------------            -----------------------------------